Cova Series Trust
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O

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--------------------------------------------------------

                                                           Transactions effected
 pursuant to Rule 10f-3

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--------------------------------------------------------

Transaction #1: Select Equity Portfolio, purchase of Delphi Automotive System
 Corp.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
         Morgan Stanley. Morgan Stanley was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
         The Select Equity Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 29,000 shares of common stock of Delphi Automotive Systems Corp., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $17 per share on February 4, 1999. The underwriting spread paid was $0.7888 per share. The percentage of the offering purchased by the Select Equity Portfolio was 0.03% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.57%. This purchase represented 0.24% of the Select Equity Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

         The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 1999 first quarter meeting as well as information supporting the reasonableness of the $0.7888 per share spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                                Cova Series Trust
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O

-------------------------------------------------------------------------------
--------------------------------------------------------

                                                           Transactions effected
 pursuant to Rule 10f-3

-------------------------------------------------------------------------------
--------------------------------------------------------

Transaction #2: Small Cap Stock Portfolio, purchase of Comps.Com, Inc.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
         Volpe, Brown, Whelan & Co. Volpe, Brown, Whelan & Co. was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
         The Small Cap Stock Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 1,300 shares of common stock of Comps.Com, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $15 per share on May 5, 1999. The underwriting spread paid was $1.05 per share. The percentage of the offering purchased by the Small Cap Stock Portfolio was 0.03% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.36%. This purchase represented 0.03% of the Small Cap Stock Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

         The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 1999 second quarter meeting as well as information supporting the reasonableness of the $1.05 per share spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                                Cova Series Trust
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O

-------------------------------------------------------------------------------
--------------------------------------------------------

                                                           Transactions effected
 pursuant to Rule 10f-3

-------------------------------------------------------------------------------
--------------------------------------------------------

Transaction #3: Small Cap Stock Portfolio, purchase of CapRock Communications
 Corp.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
         Merrill Lynch. Merrill Lynch was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
         The Small Cap Stock Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 10,200 shares of common stock of CapRock Communications Corp., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $22 per share on May 6, 1999. The underwriting spread paid was $1.32 per share. The percentage of the offering purchased by the Small Cap Stock Portfolio was 0.26% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 3.33%. This purchase represented 0.30% of the Small Cap Stock Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

         The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 1999 second quarter meeting as well as information supporting the reasonableness of the $1.32 per share spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                                Cova Series Trust
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O

-------------------------------------------------------------------------------
--------------------------------------------------------

                                                           Transactions effected
 pursuant to Rule 10f-3

-------------------------------------------------------------------------------
--------------------------------------------------------

Transaction #4: Small Capital Stock Portfolio, purchase of Media Metrix, Inc.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
         Donaldson, Lufkin & Jenrette. Donaldson, Lufkin & Jenrette was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
         The Small Cap Stock Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 500 shares of common stock of Media Metrix, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $17 per share on May 7, 1999. The underwriting spread paid was $1.19 per share. The percentage of the offering purchased by the Small Cap Stock Portfolio was .02% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.22%. This purchase represented 0.01% of the Small Cap Stock Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

         The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 1999 second quarter meeting as well as information supporting the reasonableness of the $1.19 per share spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                                Cova Series Trust
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O

-------------------------------------------------------------------------------
--------------------------------------------------------

                                                           Transactions effected
 pursuant to Rule 10f-3

-------------------------------------------------------------------------------
--------------------------------------------------------

Transaction #5: Small Capital Stock Portfolio, purchase of DLJdirect Inc.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
         Donaldson, Lufkin & Jenrette, Donaldson, Lufkin & Jenrette was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
         The Small Cap Stock Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 1,500 shares of common stock of DLJdirect Inc, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $20 per share on May 25, 1999. The underwriting spread paid was $1.35 per share. The percentage of the offering purchased by the Small Cap Stock Portfolio was 0.01% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.12%. This purchase represented 0.04% of the Small Cap Stock Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

         The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 1999 second quarter meeting as well as information supporting the reasonableness of the $1.35 per share spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                                Cova Series Trust
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O

-------------------------------------------------------------------------------
--------------------------------------------------------

                                                           Transactions effected
 pursuant to Rule 10f-3

-------------------------------------------------------------------------------
--------------------------------------------------------

Transaction #6: Select Equity Portfolio, purchase of Level 3 Communications.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
         Salomon Smith Barney. Salomon Smith Barney was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
         The Select Equity Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 15,100 shares of common stock of Level 3 Communications, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $54 per share on March 3, 1999. The underwriting spread paid was $1.89 per share. The percentage of the offering purchased by the Select Equity Portfolio was 0.06% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 1.63%. This purchase represented 0.41% of the Select Equity Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

         The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 1999 first quarter meeting as well as information supporting the reasonableness of the $1.89 per share spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                                Cova Series Trust
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O

-------------------------------------------------------------------------------
--------------------------------------------------------

                                                           Transactions effected
 pursuant to Rule 10f-3

-------------------------------------------------------------------------------
--------------------------------------------------------

Transaction #7: Large Cap Stock Portfolio, purchase of Level 3 Communications.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
         Salomon Smith Barney. Salomon Smith Barney was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
J.P. Morgan & Co. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
         The Large Cap Stock Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 8,000 shares of common stock of Level 3 Communications, a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $54 per share on March 3, 1999. The underwriting spread paid was $1.89 per share. The percentage of the offering purchased by the Large Cap Stock Portfolio was 0.03% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 1.63%. This purchase represented 0.21% of the Large Cap Stock Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

         The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 1999 first quarter meeting as well as information supporting the reasonableness of the $1.89 per share spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                                Cova Series Trust
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O

-------------------------------------------------------------------------------
--------------------------------------------------------

                                                           Transactions effected
 pursuant to Rule 10f-3

-------------------------------------------------------------------------------
--------------------------------------------------------

Transaction #8: Select Equity Portfolio, purchase of Goldman Sachs Group, Inc.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
         Goldman Sachs. Goldman Sachs was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
J.P. Morgan Securities Inc.was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
         The Select Equity Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 5,800 shares of common stock of Goldman Sachs Group, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $53 per share on May 3, 1999. The underwriting spread paid was $2.25 per share. The percentage of the offering purchased by the Select Equity Portfolio was 0.01% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.25%. This purchase represented 0.13% of the Select Equity Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

         The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 1999 second quarter meeting as well as information supporting the reasonableness of the $2.25 per share spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.

                                Cova Series Trust
                            Form: N-SAR June 30, 1999
                              Attachment - Item 77O

-------------------------------------------------------------------------------
--------------------------------------------------------

                                                           Transactions effected
 pursuant to Rule 10f-3

-------------------------------------------------------------------------------
--------------------------------------------------------

Transaction #9: Large Cap Stock Portfolio, purchase of Goldman Sachs Group, Inc.

If any such transactions were effected during the reporting period, the following information should be furnished:

1. From whom was the securities acquired.
         Goldman Sachs. Goldman Sachs was not an affiliated underwriter of the Fund.

2. Identify the underwriting syndicate's members.
J.P. Morgan Securities Inc. was the affiliated underwriter of the Fund and the syndicate included various other underwriters.

3. Terms of the transaction.
         The Large Cap Stock Portfolio, managed by J.P. Morgan Investment Management Inc., purchased 2,700 shares of common stock of Goldman Sachs Group, Inc., a company in continuous operation for greater than 3 years, in an initial public offering at the offering price of $53 per share on May 3, 1999. The underwriting spread paid was $2.25 per share. The percentage of the offering purchased by the Large Cap Stock Portfolio was 0.01% of the total offering. The percentage of the offering purchased by associated funds of the Sub-adviser was 0.25%. This purchase represented 0.06% of the Large Cap Stock Portfolio's assets. The security purchased was part of an issue registered with the Securities and Exchange Commission and was part of a firm commitment underwriting.

4. Information or materials upon which the determination  described in paragraph
(h)(3) of the rule 10f-3 was made.

         The information described in item 1 through 3 above was provided to the Board of Directors at its regularly scheduled 1999 second quarter meeting as well as information supporting the reasonableness of the $2.25 per share spread paid to certify that the purchase was made in compliance with the Board adopted rule 10f-3 procedures.